                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:

     | | Preliminary Proxy Statement

     | | Confidential,  for Use of the  Commission  Only (as  permitted  by Rule
         14a-6(e)(2))

     | | Definitive Proxy Statement

     |X| Definitive Additional Materials

     | | Soliciting Material Under Rule 14a-12

                       LONE STAR STEAKHOUSE & SALOON, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.

     | | Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     | | Fee paid previously with preliminary materials:

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     | | Check box if any part of the fee is offset as provided by Exchange  Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1) Amount previously paid

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     (2) Form, Schedule or Registration Statement No:

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     (3) Filing Party:

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     (4) Date Filed:

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         This filing  consists of the  following  information  announced by Lone
Star Steakhouse & Saloon, Inc. (the "Company") in a press release on December 4,
2006:

For Immediate Release                       Contact:  Innisfree M&A Incorporated
                                                                Michael C. Brinn
                                                                  (212)-750-8253
Lone Star Steakhouse & Saloon, Inc.                                Nasdaq:  STAR
Adjournment of Special Meeting
Wichita, Kansas                                                 December 4, 2006

A special meeting of  stockholders  of Lone Star  Steakhouse & Saloon,  Inc. was held on  November  30, 2006 for the purpose of voting on a proposal to adopt the
Agreement and Plan of Merger by and among Lone Star  Steakhouse & Saloon,  Inc.,
Lone Star U.S.  Acquisitions LLC ("Lone Star  Acquisitions") and COI Acquisition
Corp., an affiliate of Lone Star  Acquisitions.  As a result of the transactions contemplated by the merger agreement,  Lone Star Acquisitions and its affiliates will acquire our entire  company,  including all of our  restaurant  operations, which include Lone Star Steakhouse & Saloon, Texas Land & Cattle Co., Sullivan's
Steakhouse, Del Frisco's Double Eagle Steak House and Frankie's Italian Grille.

On November  30, 2006,  the parties  amended the  original  merger  agreement to increase the aggregate  consideration  to be received by our  stockholders  as a result of the  transactions  contemplated by the merger agreement from $27.10 to
$27.35 per share in cash, without interest.

At the special meeting of  stockholders to act on the original merger  agreement
convened  on  November  30,  2006,  we  received  the  requisite   vote  of  our
stockholders to adjourn the special meeting. The vote to adjourn the meeting was
54.5% of the votes cast,  and a simple  majority of the votes cast was  required for approval of the  adjournment.  The special meeting was adjourned and will be reconvened  on  Tuesday,  December  12, 2006 at 1:00 p.m.,  Eastern  Time at the
offices of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP,  located at Park
Avenue Tower, 65 East 55th Street, New York, New York 10022.

Lone Star  Steakhouse & Saloon,  Inc.  currently  owns and operates 219 domestic
Lone Star Steakhouse & Saloon restaurants, 16 Sullivan's Steakhouse restaurants;
five Del Frisco's Double Eagle Steak House  restaurants,  one Frankie's  Italian
Grille restaurant and 24 Texas Land & Cattle Steak House restaurants.  Licensees operate  four  domestic  and 13  international  Lone Star  restaurants,  and one domestic Del Frisco's Double Eagle Steak House restaurant.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the  Securities  Exchange Act of 1934,  as amended.  Although the Company believes the assumptions  underlying the  forward-looking  statements  contained herein,  including  future  operating  performance,  comparable  sales  and  the development plans of the Company,  are reasonable,  any of the assumptions could be  inaccurate,  and  therefore,  there can be no  assurance  that the  forward-
looking statements contained in the press release will prove to be accurate.

         CERTAIN INFORMATION CONCERNING PARTICIPANTS
Lone Star Steakhouse & Saloon, Inc. (the "Company") has made a definitive filing
with  the  Securities  and  Exchange   Commission  of  a  proxy   statement  and
accompanying proxy card to be used to solicit votes in favor of the transactions
(the "Transactions")  contemplated by the Agreement and Plan of Merger, dated as of August 18,  2006,  as  amended  as of  November  30,  2006,  by and among the
Company,  Lone Star U.S.  Acquisitions  LLC and COI  Acquisition  Corp.,  at the
special  meeting of  stockholders of the Company to be held on December 12, 2006
(the "Special Meeting").

The Company  STRONGLY  ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENT AND OTHER PROXY MATERIALS  RELATING TO THE SPECIAL MEETING,  INCLUDING
ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS,  BECAUSE THEY CONTAIN, AND ANY
AMENDMENTS  OR  SUPPLEMENTS  WILL  CONTAIN,  IMPORTANT  INFORMATION.  SUCH PROXY
MATERIALS ARE, AND ANY  AMENDMENTS OR  SUPPLEMENTS  TO THOSE  MATERIALS WILL BE,
AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE  COMMISSION'S  WEB SITE AT
HTTP://WWW.SEC.GOV.  IN ADDITION,  A stockholder who wishes to receive a copy of
THE DEFINITIVE  proxy MATERIALS,  WITHOUT CHARGE,  should submit this request to
THE  COMPANY'S  proxy  solicitor,  Innisfree  M&A  Incorporated,  at 501 Madison
Avenue,  20th Floor, New York, New York 10022 or by calling Innisfree  toll-free at (877) 456-3488.

The Company  and its  directors,  executive  officers  and other  members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the  Transactions.  Information concerning  the  interests  of the  Company  and the other  participants  in the solicitation is set forth in the Company's definitive proxy statement filed with the Securities and Exchange  Commission in connection with the  Transactions and
Annual Reports on Form 10-K,  previously  filed with the Securities and Exchange
Commission.